Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments disclosure
Commitments and Contingencies
Non-Environmental Legal Matters
The Company is involved in various legal proceedings in the ordinary course of business and had reserves of $3 and $5 at December 31, 2015 and December 31, 2014, respectively, for all non-environmental legal defense costs incurred and settlement costs that it believes are probable and estimable, all of which are included in “Other current liabilities” in the Consolidated Balance Sheets.
Italian Tax Claim
On June 17, 2014, an Italian tax court of appeals (the “Italian Court of Appeals”) decided against the Company related to its 2003 income tax position resulting from the acquisition by General Electric Company (“GE”) of an Italian company in the same year. GE subsequently sold this Italian subsidiary to the Company as part of the acquisition of GE Advanced Materials in 2006 (the “GE Advanced Materials Acquisition”). Having considered the use of debt financing and other characteristics of the acquisition by GE, the Italian Court of Appeals determined that the goodwill amortization and interest expense related to the acquisition by GE were not deductible for tax purposes. Prior to this decision, the Company had received favorable rulings by lower level Italian trial courts in a series of similar cases regarding the same matter.
On August 7, 2014, the Italian Court of Appeals affirmed the prior decisions of the Italian tax trial courts in the Company’s favor regarding the deductions made in the years 2004 through 2007. On December 29, 2014, the Company filed an appeal before the Italian Supreme Court with respect to the lower courts adverse decision related to the 2003 tax year. On January 10, 2015, the Company received notice of appeal of the favorable decision it received with respect to the years 2004 to 2007. The Company believes it has a considerable likelihood of obtaining favorable outcomes for all years contested. As of December 31, 2015, the total potential assessment, including penalties and interest, is €47, or approximately $51, of which €30, or approximately $33, relates to the period of ownership subsequent to the GE Advanced Materials Acquisition.
The Company continues to believe its tax filing position is appropriate and that it is more likely than not this position will prevail upon appeal to the Italian Supreme Court. As a result, the Company has not recorded any income tax liability related to this matter as of December 31, 2015. Additionally, in conjunction with the GE Advanced Materials Acquisition, the Company and GE entered into an agreement providing for the indemnification by GE for tax matters related to the GE Advanced Materials Acquisition. The Company is currently evaluating the impact of this agreement on its potential exposure.
Purchase Commitments
The Company has signed multi-year agreements with vendors in order to obtain favorable pricing and terms on products that are necessary for the ongoing operation of its business. Under the terms of these agreements, the Company has committed to contractually specified minimums over the contractual periods. A majority of these contractual commitments are related to the off-take agreement with ASM (see Note 7). As of December 31, 2015, future contractual minimums are as follows:

Year	Total
2016	$118
2017	106
2018	100
2019	88
2020	82
2021 and beyond	486
Total minimum payments	980
Less: Amount representing interest	(117)
Present value of minimum payments	$863

Environmental Matters
The Company is involved in certain remediation actions to clean up hazardous wastes as required by federal and state laws. Liabilities for remediation costs at each site are based on the Company’s best estimate of discounted future costs. As of both December 31, 2015 and December 31, 2014, the Company had recognized obligations of $13 for remediation costs at the Company’s manufacturing facilities and offsite landfills. These amounts are included in “Other long-term liabilities” in the Consolidated Balance Sheets.
Waterford, NY Site
The Company currently owns and operates a manufacturing site in Waterford, NY. In 1988, a consent decree was signed with the State of New York which requires recovery of groundwater at the site to contain migration of specified contaminants in the groundwater. A groundwater pump and treat system and groundwater monitoring program are currently operational to implement the requirements of this consent decree.
Due to the long-term nature of the project and the uncertainty inherent in estimating future costs of implementing this program, this liability was recorded at its net present value of $8, which assumes a 3% discount rate and a time period of 50 years. The undiscounted liability, which is expected to be paid over the next 50 years, is approximately $17. Over the next five years the Company expects to make ratable payments totaling $2.